UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

DIH HOLDING US, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Accord Park Drive; Suite D-1 Norwell, Massachusetts	02061
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 944-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2025, DIH Holding US, Inc. (the “Company”), acting pursuant to authority received at a special meeting of its stockholders on September 25, 2025, filed with the Secretary of State of the State of Delaware a certificate of amendment (the “Charter Amendment”) to its certificate of incorporation (the “Certificate of Incorporation”), which effected a one-for-twenty-five reverse stock split (the “Reverse Stock Split”) of all of the Company’s outstanding shares of Class A common stock, par value $0.0001 per share (the “Common Stock”). Pursuant to the Charter Amendment, the Reverse Stock Split became effective as of 5:00 p.m. Eastern Time on October 17, 2025. As a result of the Reverse Stock Split, every twenty-five (25) shares of Common Stock were exchanged for one (1) share of Common Stock. The Common Stock will begin trading on the Nasdaq Capital Market on a split-adjusted basis at the start of trading on October 20, 2025.

The Reverse Stock Split did not affect the total number of shares of capital stock that the Company is authorized to issue, which remain as set forth pursuant to the Certificate of Incorporation. No fractional shares were issued in connection with the Reverse Stock Split. Rather, stockholders who would have received a fractional share of Common Stock will receive one whole share of Common Stock. The Reverse Stock Split also has a proportionate effect on all other options and warrants of the Company outstanding as of the effective date of the Reverse Stock Split. The new, post-split CUSIP number for the Common Stock is 23290B205.

The Company’s transfer agent, Continental Stock Transfer & Trust Company, is acting as exchange agent for the Reverse Stock Split and has provided instructions to stockholders of record regarding the exchange of certificates for Common Stock.

The summary of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 3.1.

Item 8.01 Other Events.

On October 16, 2025, the Company issued a press release with respect to the Reverse Stock Split. A copy of such press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Forward-Looking Statements

Exhibit 99.1 attached hereto contains, and may implicate, forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of DIH Holding US, Inc.
99.1	Press Release dated October 16, 2025
104	Cover page interactive data file

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIH HOLDING US, INC.

Date: October 17, 2025	By:	/s/ Jason Chen
Jason Chen Chief Executive Officer and Chairman